UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21726

Pope Family of Funds

(Exact name of registrant as specified in charter)

5100 Poplar Avenue,   Suite 805   Memphis, TX             38137

      (Address of principal executive offices)                (Zip code)

Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904

(Name and address of agent for service)

Registrant's telephone number, including area code: 877.244.6235

Date of fiscal year end: 04/30/2006

Date of reporting period: 04/30/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

The following is a copy of the annual report to shareholders for the period ended April 30, 2006 pursuant to rule 30e-1 under the Investment Company Act of 1940.

Halter/Pope USX
China Fund

ANNUAL REPORT

April 30, 2006

For additional information call Toll Free:	(877) - CHINA35
(877) - 244-6235

Pope Family of Funds	ANNUAL REPORT

June, 2006

Dear Shareholders:

Thank you for your confidence and investment in the Halter Pope USX China Fund. We are proud to announce the results of our first fiscal period ending April 30, 2006.

The Fund’s Class C shares were launched on July 1, 2005 and had a return of 20.10%. Class A shares were launched on September 23, 2005 and had a return of 19.11%, without factoring in sales commissions. The return for load adjusted Class A shares was 13.75%. As of the fiscal year end our asset base had increased from our modest beginning to approximately $11,600,000.

The Fund is managed as a non diversified mutual fund with our investment objective long term growth of capital. We normally invest approximately 80% of our assets in stocks issued by companies listed on the Halter USX China Index as it is our belief that China can offer more favorable investment opportunities than investors can find from the U.S. market.

As of April 30, 2006 the Fund’s top five holdings were:

China Mobile Hong Kong - ADR	4.97%
Hurray! Holdings Co - ADR	4.14%
Yanzhou Coal Mining Co. - ADR	4.03%
The 9, Ltd. - ADR	3.87%
Sinovac Biotech, Inc.	3.87%
20.88%

As of April 30, 2006, the Fund’s investments were divided into the following industry sectors:

Telecommunications	26.19%
Computer Related Technologies	25.77%
Energy & Natural Resources	18.15%
Education & Healthcare	14.21%
Transportation	4.16%
Chemicals	4.11%
Manufacturing	2.46%
Distribution/Wholesale	2.02%
Electrical Components	1.42%

The percentages in the above tables are based on the net assets of the Fund as of April 30, 2006 and are subject to change.

We have positioned the portfolio toward Chinese domestic consumption and away from export industries as our prediction is for the government to begin to emphasize education, healthcare and rural infrastructure in the next 5 years; which is explained in the 5-year economic plan published in Oct./Nov. 2005. We are particularly interested in the long-term prospects offered by an active and expanding Chinese private equity market. We believe that these private investments will lead to many more publicly traded Chinese companies that will represent meaningful and productive investments in the months and years to come.

Pope Family of Funds	ANNUAL REPORT

The more recent weak result of the S & P 500 Index of negative 2.38% since April 1, 2006 is due to higher energy costs, and higher interest rates in the U.S. have also been a factor in the 4th quarter small 1.6% positive return of our Fund. China has also been hit by the same high energy costs and higher interest rates. The difference between the two - one positive return (China) and the other negative return (USA) can be explained by economic growth differences. The U.S. economy, while strong at 3-4 ½ % growth, has been over shadowed by China’s 10% growth.

We believe that China will surpass all other countries as a place to garner higher investment returns over the next decade and look forward to rewarding returns with you our shareholders. If you would like to receive periodic information regarding the Fund, we encourage you to visit our website often at www.halterpopechinafund.com.

On behalf of the board of trustees and our staff, we thank you for the trust and confidence you have shown us by investing in the Halter Pope USX China Fund.

Steven L. Parr
Senior Fund Manager

This report is intended for the Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Pope Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12-B1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (10/31/05) and held for the entire period of 10/31/05 through 04/30/06. Please note that this table is unaudited. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 10/31/05). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six month period ended April 30, 2006

Actual Fund Return (in parentheses)	Beginning Account Value 10/31/05	Ending Account Value 04/30/06	Expenses Paid During Period*

Halter Pope USX China Fund Class A (22.38%)	$ 1,000.00	$ 1,223.80	$10.92
Halter Pope USX China Fund Class C (22.18%)	1,000.00	1,221.80	9.25

Hypothetical 5% Fund Return	Beginning Account Value 10/31/05	Ending Account Value 04/30/06	Expenses Paid During Period*

Halter Pope USX China Fund Class A	$ 1,000.00	$ 1,014.98	$ 9.89
Halter Pope USX China Fund Class C	1,000.00	1,016.46	8.40

*Expenses are equal to the Fund’s annualized expense ratios of 1.98% and 1.68% for the Halter Pope USX China Fund Class A and Class C shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 877-244-6235. Please read it carefully before you invest or send money.

Pope Family of Funds	ANNUAL REPORT

COMPARISON OF A $10,000 INVESTMENT IN THE HALTER POPE USX CHINA FUND AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Return

		Commencement of Operations through April 30, 2006
S&P 500 Total Return		11.39%
Class A(1)	With sales charge	13.75%
	Without sales charge	19.11%
Class C(2)	With contingent deferred sales charge	18.90%
	Without contingent deferred sales charge	20.10%

(1)	Halter Pope USX China Fund Class A shares commenced operations on September 23, 2005.
(2)	Halter Pope USX China Fund Class C shares commenced operations on July 1, 2005.

Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Halter Pope USX China Fund versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Halter Pope USX China Fund, which will not invest in certain securities comprising this index.

POPE FAMILY OF FUNDS HALTER POPE USX CHINA FUND SCHEDULE OF INVESTMENTS
April 30, 2006	ANNUAL REPORT

COMMON STOCK - (98.49%)	Shares	Value

AIRLINES - (2.43%)
China Eastern Airlines Corp., Ltd. - ADR	10,000	$149,000
China Southern Airlines Co., Ltd. - ADR *	10,000	132,700
		281,700

AUTOMOBILE PARTS & EQUIPMENT - (0.07%)
China Yuchai International, Ltd.	1,000	8,090

BIOTECHNOLOGY - (8.23%)
American Oriental Bioengineering, Inc. *	50,000	235,500
Bodisen Biotech, Inc. *	5,000	73,750
China-Biotics, Inc. * F	36,900	104,999
Eternal Technologies Group, Inc. *	200,000	92,000
Sinovac Biotech, Ltd. *	100,000	449,000
		955,249

CHEMICALS - (4.11%)
China Agritech, Inc. *	50,000	187,500
Sinopec Shanghai Petrochemical Co., Ltd. - ADR	5,000	290,000
		477,500

COMPUTERS & COMPUTER SERVICES - (2.42%)
Comtech Group, Inc. *	10,000	129,600
PacificNet, Inc. *	20,000	151,000
		280,600

DISTRIBUTION/WHOLESALE - (1.07%)
Chindex International, Inc. *	10,000	124,800

DIVERSIFIED MANUFACTURING - (2.46%)
Deswell Industries, Inc.	30,000	285,300

E-COMMERCE/SERVICES - (3.23%)
Ctrip.com International, Ltd. - ADR	2,000	89,990
Sun New Media, Inc. *	50,000	285,000
		374,990

ELECTRICAL COMPONENTS & EQUIPMENT - (1.42%)
Fushi International, Inc. * F	53,124	165,216

ELECTRONICS - (1.94%)
International DisplayWorks, Inc. *	20,000	112,400
NAM TAI Electronics, Inc.	5,000	112,900
		225,300

ENERGY-ALTERNATE SOURCES - (1.48%)
Suntech Power Holdings Co., Ltd. - ADR *	5,000	171,450

FOOD - (0.95%)
American Dairy, Inc. *	6,950	110,644

HEALTHCARE-PRODUCTS - (1.52%)
China Medical Technologies, Inc. - ADR *	7,000	176,400

INSURANCE - (0.93%)
China Life Insurance Co., Ltd. - ADR *	2,000	107,840

The accompanying notes are an integral part of these financial statements.

POPE FAMILY OF FUNDS HALTER POPE USX CHINA FUND SCHEDULE OF INVESTMENTS (continued)
April 30, 2006	ANNUAL REPORT

COMMON STOCK - (98.49%) (continued)	Shares	Value

INTERNET CONTENT ENTERTAINMENT - (0.43%)
Shanda Interactive Entertainment, Ltd. - ADR *	4,000	49,440

MINING - (6.85%)
Aluminum Corp. of China, Ltd. - ADR	2,000	196,400
Puda Coal, Inc. *	25,000	131,000
Yanzhou Coal Mining Co., Ltd. - ADR	11,000	468,160
		795,560

OIL & GAS - (7.30%)
China Petroleum & Chemical Corp. - ADR	5,000	$321,500
CNOOC, Ltd. - ADR	5,000	413,400
PetroChina Co., Ltd. - ADR	1,000	112,400
		847,300

PHARMACEUTICALS - (3.53%)
Tiens Biotech Group USA, Inc. *	70,000	410,200

SEMICONDUCTORS - (3.42%)
Actions Semiconductor Co., Ltd. - ADR *	40,000	397,600

SOFTWARE - (10.29%)
KongZhong Corp. - ADR *	20,000	272,200
Ninetowns Digital World Trade Holdings, Ltd. - ADR *	30,000	151,800
Radica Games, Ltd.	30,000	321,000
The9, Ltd. - ADR *	15,000	449,850
		1,194,850

TELECOMMUNICATIONS - (26.19%)
China GrenTech Corp., Ltd. - ADR *	10,000	160,000
China Mobile Hong Kong, Ltd. - ADR	20,000	577,200
China Netcom Group Corp. (Hong Kong), Ltd. - ADR	10,000	369,300
China Techfaith Wireless Communication Technology, Ltd. - ADR *	10,000	136,100
China Telecom Corp., Ltd. - ADR	10,000	351,600
China Unicom, Ltd. - ADR	20,000	174,600
Hurray! Holding Co., Ltd. - ADR *	55,000	480,150
Linktone, Ltd. - ADR *	55,000	422,400
Qiao Xing Universal Telephone, Inc. *	35,000	322,700
Telestone Technologies Corp. *	10,000	46,600
		3,040,650

TRANSPORTATION - (1.66%)
Guangshen Railway Co., Ltd. - ADR	10,000	192,600

UTILITIES - (2.52%)
Huaneng Power International, Inc. - ADR	10,000	293,000

WEB PORTALS/ISP - (4.04%)
Sina Corp. *	3,000	79,350
Sohu.com, Inc. *	5,000	138,750
Tom Online, Inc. - ADR *	10,000	251,000
		469,100

TOTAL COMMON STOCK (Cost $10,436,199)		11,435,379

The accompanying notes are an integral part of these financial statements.

POPE FAMILY OF FUNDS HALTER POPE USX CHINA FUND SCHEDULE OF INVESTMENTS (continued)
April 30, 2006	ANNUAL REPORT

	Shares	Value
WARRANTS - (0.00%)
Fushi International, Inc. Warrants (Cost $0) * F	26,562	-

SHORT-TERM INVESTMENTS - (2.29%)
AIM Liquid Assets Portfolio Institutional Class, 4.78% ** (Cost $265,528)	265,528	265,528

TOTAL INVESTMENTS (Cost $10,701,727) - 100.78%		$11,700,907
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.78)%		(90,135)
NET ASSETS - 100%		$11,610,772

*	Non-income producing security.

**	Rate shown represents the rate at April 30, 2006, is subject to change and resets daily.

ADR	American Depositary Receipt

F
These securities were valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at April 30, 2006 is $270,215, which represents 2.33% of total net assets. Sales of shares of these securities are restricted until certain regulatory filings are approved.

The accompanying notes are an integral part of these financial statements.

Pope Family of Funds
STATEMENT OF ASSETS AND LIABILITIES - April 30, 2006	ANNUAL REPORT

Halter Pope USX China Fund
Assets:
Investments, at market (cost: $10,701,727)	$11,700,907
Cash	7,545
Receivables:
Dividends and interest	22,197
Fund shares sold	250,000
Prepaid expenses	20,666
Due from Adviser	2,841
Total assets	12,004,156

Liabilities:
Payables:
Investments purchased	358,596
Other liabilities and accrued expenses	26,892
Due to administrator	7,633
Distribution fees	263
Total liabilities	393,384
Net Assets	$11,610,772

Net Assets consist of:
Common stock	$965
Additional paid-in capital	10,492,725
Accumulated net realized gain on investments	117,902
Net unrealized appreciation on investments	999,180

Total Net Assets (965,164 shares outstanding; unlimited shares of $0.001 par value authorized)	$11,610,772

Class A shares:
Net Assets applicable to 948,384 shares outstanding	$11,409,200
Net Asset Value per share	$12.03

Offering price per share Class A *	$12.60

Redemption price per share Class A **	$11.97

Class C shares:
Net Assets applicable to 16,780 shares outstanding	$201,572
Net Asset Value and offering price per share	$12.01

Redemption price per share Class C ***	$11.89

*	A maximum sales charge of 4.50% is imposed on Class A shares.
**	Class A shareholders pay a 0.50% contingent deferred sales charge ("CDSC") if Class A share purchases exceeding $3 million are redeemed within one year of purchase.
***	A CDSC of 1.00% is imposed in the event of certain redemption transactions within twelve months following such investments.

The accompanying notes are an integral part of these financial statements.

Pope Family of Funds
STATEMENT OF OPERATIONS	ANNUAL REPORT

Halter Pope USX China Fund *

For the period July 1, 2005 to April 30, 2006

Investment income:
Interest	$6,811
Dividends	30,565
Total investment income	37,376

Expenses:
Investment advisory fees	39,568
Distribution fees - Class C	1,585
Accounting and transfer agent fees	67,294
Legal fees	52,018
Insurance fees	29,994
Registration fees	19,238
Audit fees	16,000
Compliance officer compensation	14,889
Out of pocket expenses	14,864
Miscellaneous	8,377
Custody fees	7,810
Printing fees	1,220
Total expenses	272,857
Less: fees waived and expenses absorbed	(215,513)
Net expenses	57,344

Net investment loss	(19,968)

Realized and Unrealized gains on investments:
Net realized gain on investments	137,870
Net change in unrealized appreciation on investments	999,180
Net gain on investments	1,137,050

Net increase in net assets resulting from operations	$1,117,082

*   The Halter Pope USX China Fund commenced operations on July 1, 2005.

The accompanying notes are an integral part of these financial statements.

Pope Family of Funds
STATEMENT OF CHANGES IN NET ASSETS	ANNUAL REPORT

Halter Pope USX China Fund *

For the period July 1, 2005 to April 30, 2006

Increase in Net Assets
Operations:
Net investment loss	$(19,968)
Net realized gain on investments	137,870
Net change in unrealized appreciation on investments	999,180
Net increase in net assets resulting from operations	1,117,082

Increase in net assets from Fund share transactions (Note 2)	10,393,690

Total increase in net assets	11,510,772

Net Assets:
Beginning of period	100,000
End of period (including accumulated undistributed net investment income of $0)	$11,610,772

*   The Halter Pope USX China Fund commenced operations on July 1, 2005.

The accompanying notes are an integral part of these financial statements.

Pope Family of Funds FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period	ANNUAL REPORT

	Class A *		Class C **

	For the Period September 23, 2005 to April 30, 2006		For the Period July 1, 2005 to April 30, 2006

Net Asset Value, Beginning of Period	$10.10		$10.00

Investment Operations:
Net investment income (loss) (a)	0.01		(0.10)
Net realized and unrealized gain on investments	1.92		2.11
Total from investment operations	1.93		2.01

Net Asset Value, End of Period	$12.03		$12.01

Total Return (b)	19.11%		20.10%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$11,409		$202

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	9.46%	[1]	7.94%	[1]
After fees waived and expenses absorbed	1.99%	[1]	1.67%	[1]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(7.38)%	[1]	(7.40)%	[1]
After fees waived and expenses absorbed	0.09%	[1]	(1.12)%	[1]

Portfolio turnover rate	14.52%		14.52%

(a)	Per share amounts were calculated using the average shares method.
(b)	Aggregate total return, not annualized.
[1]	Annualized.
*	The Halter Pope USX China Fund Class A commenced operations on September 23, 2005.
**	The Halter Pope USX China Fund Class C commenced operations on July 1, 2005.

The accompanying notes are an integral part of these financial statements.

Pope Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2006

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pope Family of Funds, (the “Trust”) was organized on February 25, 2005 as a Delaware statutory trust. The sole series of shares of the Trust is the Halter Pope USX China Fund (the “Fund”). The Fund is a non-diversified Fund. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund was registered to offer two classes of shares, Class A and Class C shares. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

The Funds investment objective is long term growth of capital.

The Class C shares commenced operations on July 1, 2005. The Class A shares commenced operations on September 23, 2005.

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

a)       Investment Valuation—Common stocks and other equity securities listed on a securities exchange or quoted on a national market system are valued at 4:00 p.m., New York time, on the day of valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Equity securities that are traded on the NASDAQ National Market System, for which quotes are readily available, are valued at the official closing price. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid quotation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the security was purchased in a private placement and is an illiquid investment (e.g., “restricted securities” that are not freely tradable because they are not registered under federal securities laws). Consistent with the foregoing, the Fund has adopted guidelines and instructions for the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Fund's Board of Trustees rather than a market price, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. At April 30, 2006, two (2) securities were valued as determined by the Board of Trustees.

b)       Restricted Securities—The investments in 53,124 shares of Fushi International, Inc., 26,562 warrants of Fushi International, Inc. and 36,900 shares of China-Biotics, Inc. were initiated by Pope Asset Management, LLC (the “Adviser”) as private placement offerings. Other clients of the adviser also participated in the private placement. The offerings are designed so that a company doing business in China, merges with a United States publicly traded company with little or no operations, changes its name, commences operations under the former name and files a registration statement with the Securities and Exchange Commission. The securities that are part of the private placement are restricted from sale until such time as their registrations become effective and the restrictions are lifted.

These securities have been valued based upon fair value pricing procedures approved by the Board of Trustees after considering certain pertinent factors including but not limited to the restriction from sale, the results of operations, economic news and expectations and currency changes. The securities have been priced at a discount from market quotations available for these securities. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The total fair value of these securities at April 30, 2006 is $270,215, which represents 2.33% of total net assets.

c)       Federal Income Taxes—The Trust’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Pope Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2006

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d)       Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains.

e)       Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)       Other—Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Halter Pope USX China Fund Class A shares for the period September 23, 2005 through April 30, 2006 were as follows:

	Class A
	Shares	Amount
Sold	995,063	$10,931,867
Redeemed	(46,679)	(550,823)
Net Increase	948,384	$10,381,044

Transactions in shares of capital stock for the Halter Pope USX China Fund Class C shares for the period July 1, 2005 through April 30, 2006 were as follows:

	Class C
	Shares	Amount
Sold	647,948	$6,807,023
Redeemed	(641,168)	(6,794,377)
Net Increase	6,780	$12,646

3.	INVESTMENT TRANSACTIONS

For the period ended April 30, 2006, aggregate purchases and sales of investment securities (excluding short-term investments) for the Halter Pope USX China Fund were as follows:

Purchases	Sales
$10,861,361	$563,032

There were no government securities purchased or sold during the period.

Pope Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2006

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Effective April 28, 2005, the Fund has entered into an Advisory Agreement with Pope Asset Management, LLC (the “Adviser”) to provide investment management services to the Fund in accordance with its investment objectives, policies and restrictions. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.25% as applied to the Fund’s average daily net assets. For the period July 1, 2005 to April 30, 2006, the Halter Pope USX China Fund incurred $39,568 of advisory fees. For the period July 1, 2005 to April 30, 2006, the Adviser waived advisory fees of $34,293.

  The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses and payments, if any, under the Rule 12b-1 Plan). It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Pursuant to the Agreement, the Adviser has agreed to reimburse the Fund to the extent that total annualized expenses exceed 2.25% of the Fund's average daily net assets.

Upon commencement of operations, the Adviser voluntarily reduced the expense limitation to 2.00% of the Fund's average daily net assets. On August 9, 2005 and through January 31, 2006, the expense limitation was voluntarily revised again to limit the annualized expenses even further to 1.25% of the Fund's average daily net assets. Beginning February 1, 2006, the expense limitation was revised back to 2.00% of the Fund's average daily net assets. For the period July 1, 2005 to April 30, 2006, the Adviser reimbursed $181,220 of Fund expenses.

One trustee of the Fund is also an officer of the Adviser.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with Matrix Capital Group, Inc. (“Matrix”). Pursuant to the ICSA, Matrix will provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and record keeping services. For its services, Matrix receives a minimum fee of $6,250 per month. In addition, the following asset based fees will apply at the following breakpoints: 0.10% on assets between $20 million and $50 million; 0.075% on the next $50 million; 0.05% on the next $100 million; 0.03% in excess of $200 million of daily net assets. For the period July 1, 2005 to April 30, 2006, Matrix earned $62,038, with $5,788 remaining payable at April 30, 2006.

Pursuant to the ICSA, Matrix will provide chief compliance officer services to the Fund. For these services Matrix will receive a fee of $18,000 per year. For the period July 1, 2005 to April 30, 2006, Matrix earned $14,889, with $1,389 remaining payable at April 30, 2006.

Certain officers of the Fund are also employees of Matrix

The Fund and Adviser have entered into a Distribution Agreement with Matrix Capital Group, Inc. Pursuant to the Distribution Agreement, Matrix will provide distribution services to the Funds. Matrix serves as underwriter/distributor of the Funds. Pursuant to the Distribution Agreement, Matrix receives $7,200 per year from the Fund. For the period July 1, 2005 to April 30, 2006, Matrix received $5,256 of distribution fees, with $456 remaining payable at April 30, 2006.

A separate plan of distribution has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares. With respect to Class A shares, the plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% annually of the Fund’s average net assets, and up to 1.00% annually of the Fund’s average net assets attributable to Class C shares to persons or institutions for performing certain servicing functions for the Fund’s shareholders. Under the Plan the Fund may pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plans for the Class A and Class C shares in the Halter Pope USX China Fund took effect September 23, 2005 and July 1, 2005, respectively. There were no Rule 12b-1 accruals for Class A shares during the period September 23, 2005 through April 30, 2006. For the period July 1, 2005 to April 30, 2006, the Class C shares accrued $1,585 in 12b-1 expenses.

Pope Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2006

5.	TAX MATTERS

There were no distributions during the period July 1, 2005 to April 30, 2006 for the Halter Pope USX China Fund.

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:
Halter Pope USX China Fund
Cost of investments for tax purposes	$10,701,727
Unrealized Appreciation / (Depreciation):
Gross Appreciation	1,328,466
Gross Depreciation	(329,286)
Net Unrealized Appreciation / (Depreciation)	$999,180
Undistributed Ordinary Income:	117,902
Distributable Earnings, Net	$1,117,082

6.	RECLASS OF CAPITAL ACCOUNTS

In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2006, the Fund recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Undistributed Net Investment Loss	Accumulated Net Realized Gain
Halter Pope USX China Fund	$ 19,968	$ (19,968)

7.	CONCENTRATION OF RISK

The Halter Pope USX China Fund will primarily invest 80% of its assets in equity securities issued by companies listed on the Halter USX China Index which is mainly comprised of U.S. listed companies doing business in China. Investing in the companies from one geographic region may pose additional risks inherent to a region's economical and political situation.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2006, Patrick and Amy Gotcher held 30.33% of Class A Halter Pope USX China Fund in a joint tenants account. As of April 30, 2006, ADP Clearing & Outsourcing Services, Inc. held 100% of Class C Halter Pope USX China Fund in an omnibus account for the sole benefit of its customers.

Additional Information (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commissions website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 877-244-6235; and on the Commissions website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 877-244-6235; and on the Commission’s website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Halter Pope USX China Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Halter Pope USX China Fund (the “Fund”), a series of the Pope Family of Funds, as of April 30, 2006 and the related statements of operations, changes in net assets, and financial highlights for the period July 1, 2005 (commencement of operations) through April 30, 2006. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Halter Pope USX China Fund as of April 30, 2006, the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.
Westlake, Ohio
June 27, 2006

TRUSTEES AND OFFICERS (Unaudited)
Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held
Independent Trustees
Donald G. Wood 13940 Lake Mahogany Blvd, Unit 112 Fort Myers, FL 33907 Age 54	Trustee	Since Inception	Mr. Wood has provided business consulting services as a private consultant since February 2000.	One	None

James W. McDowell, Jr. 1400 Willow, No. 804 Louisville, Kentucky 40257 Age 64	Trustee	Since Inception	Mr. McDowell has been the sole Principal and President of McDowell Associates, a business consulting firm, since 1993.	One	Mr. McDowell is a director of Fifth Third Bank Kentucky, a subsidiary of Fifth Third Bank.
Interested Trustees and Officers
Stephen L. Parr * 5100 Poplar Avenue, Suite 805 Memphis, TN 38137 Age 52	Trustee and President	Since Inception
Mr. Parr is currently a portfolio manager for the Adviser, and has been vice president and a portfolio management consultant for the Adviser since 2001. Previously, he provided financial and strategic advice to a number of private and public companies.
				One	None

Casey McCandless 5100 Poplar Avenue, Suite 805 Memphis, TN 38137 Age 31	Treasurer and Secretary	Since Inception	Mr. McCandless worked at Putnam Investments from 1998 to 2001. He graduated from Amos Tuck Business School at Dartmouth College in 2003. He has been an analyst with the Adviser since 2003.	N/A	None

David Ganley 630 Fitzwatertown Road Willow Grove, Pennsylvania 19090 Age 59	Chief Compliance Officer	Since Inception
Mr. Ganley has been the Senior Vice President of Matrix Capital Group since January 2005. He was previously president of InCap Securities and chief administrative officer of Incap Service Company Group, Inc. from 2001to 2005. Prior to 2001, Mr. Ganley was president of Declaration Securities and chief administrative officer of Declaration Service Company.
				N/A	None

* Stephen L. Parr is deemed an interested trustee because he is employed by Pope Asset Management, LLC, the Adviser to the Fund.

Pope Family of Funds
5100 Poplar Avenue
Suite 805
Memphis, TN 38137

INVESTMENT ADVISER
Pope Asset Management, LLC
5100 Poplar Avenue
Suite 805
Memphis, TN 38137

ADMINISTRATOR & TRANSFER AGENT
Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904

DISTRIBUTOR
Matrix Capital Group, Inc.
335 Madison Avenue
11th Floor
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen McCurdy, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, OH 44145-1594

LEGAL COUNSEL
Kilpatrick Stockton LLP
3737 Glenwood Avenue
Suite 400
Raleigh, NC 27612

CUSTODIAN BANK
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

ITEM 2. CODE OF ETHICS.

a.
The registrant has, as of the end of the period covered by this report, adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b.	During the period covered by this report, there were no amendments to any provision of the Code of ethics

c.	During the period covered by this report, there were no waivers or implicit waivers of a provision of the Code of Ethics.

d.	The registrant’s Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a.	Audit Fees

The aggregate fees billed for the first fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year was $14,365 for the initial year of operations.

b.	Audit related fees

There were no fees billed in the first year of operations for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

c.	Tax Fees

The aggregate fees billed during the initial fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning was $1,365.

d.	All other fees

There were no fees billed during the initial fiscal year for products and services provided by the principal accountant, other then the services reported in paragraph (a) through (c) of this item.

e.	The Trust has pre approval policies and procedures. 100% of services described in (b) through (d) were pre-approved by the Audit Committee.

f.	Not applicable. All work is performed by Cohen McCurdy Ltd’s principal employees.

g.	Not applicable

h.	Not applicable

ITEM 5.AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholder filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive office and principal financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There were so significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.EXHIBITS

(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	The Pope Family of Funds Code of Ethics for Principal Executive and Senior Officers is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pope Family of Funds

/s/ Stephen L. Parr
By Stephen L. Parr, President
Date: July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Stephen L. Parr
By Stephen L. Parr, President
Date: July 6, 2006

/s/ Casey McCandless
By Casey McCandless, Treasurer
Date: July 6, 2006